UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): November 1, 2020

Saleen Automotive, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation)

000-55236 (Commission File Number)	45-2808694 (IRS Employer Identification No.)

2375 Wardlow Road

Corona, CA 92882

(Address of Principal Executive Offices and zip code)

(800) 888-8945

(Registrant’s telephone

number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 1, 2020, Saleen Automotive, Inc. (the “Company”) was notified that the audit practice of Squar Milner LLP (“Squar Milner”), the Company’s independent registered public accounting firm, had combined with Baker Tilly US, LLP (“Baker Tilly”) in a transaction pursuant to which certain of the professional staff and partners of Squar Milner joined Baker Tilly either as employees or partners of Baker Tilly. As a result of such combination, on November 1, 2020, Squar Milner has resigned as the Company’s independent registered public accounting firm, and with the approval of the Company’s Board of Directors, Baker Tilly was engaged as the Company’s independent registered public accounting firm.

During the Company’s most recent fiscal years, and through the subsequent interim period from the end of the most recently completed fiscal year through November 1, 2020, the date of resignation, there were no (i) disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Squar Milner would have caused it to make reference to such disagreement in its reports, or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Squar Milner with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Squar Milner furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated November 1, 2020, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

During the Company’s most recent fiscal years, and through the subsequent interim period from the end of the most recently completed fiscal year through November 1, 2020, the Company did not consult with Baker Tilly regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or regarding the type of audit opinion that might be rendered by Baker Tilly on the Company’s financial statements, and Baker Tilly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 16.1	Letter of Squar Milner, LLP, dated as of November 1, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALEEN AUTOMOTIVE, INC.

Date: November 5, 2020	By:	/s/ Steve Saleen
Steve Saleen
Chief Executive Officer